UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)       July 12, 2005
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                            GOLDEN ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                   0-4339                  63-0250005
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(State or other jurisdiction     (Commission             (I.R.S. Employer
    of incorporation)            File Number)           Identification No.)


           One Golden Flake Drive, Birmingham, Alabama             35205
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              (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code     (205) 458-7316
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits


99.1     Press Release issued by Golden Enterprises, July 12, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GOLDEN ENTERPRISES, INC.
                                       (Registrant)


Date 07/12/2005
                                       /s/ Patty Townsend
                                       ---------------------------------
                                       Patty Townsend
                                       CFO, Vice-President and Secretary